Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the amended Quarterly Report of Lone Mountain Mines, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ending June 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Kevin Murphy, President/CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kevin Murphy

Kevin M. Murphy, President, Secretary, CEO

Dated:  December 30, 2008

Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the amended Quarterly Report of Lone Mountain Mines, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ending June 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Howard Bouch, CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Howard Bouch

Howard Bouch, CFO

Dated:  December 30, 2008